Virtus Global Multi-Sector Income Fund

Section 19(a) Notice

HARTFORD, CT, December 19, 2019 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on December 12, 2019 (ex-date December 11, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2019 (MTD)		Year-to-date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.046	36.3%	$0.582	38.5%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.080	63.7%	0.930	61.5%
Total Distribution	$0.126	100.0%	$1.512	100.0%
(1)	YTD December 1, 2018 to November 30, 2019.

November 29, 2019
Average Annual Total Return on NAV for the 5-year period (2)	4.92%
Current Fiscal YTD Annualized Distribution Rate (3)	11.49%
YTD Cumulative Total Return on NAV (4)	11.82%
YTD Cumulative Distribution Rate (5)	11.49%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Multi-Sector Income Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip:  92829B101

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Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Multi-Sector Income Fund

Section 19(a) Notice

HARTFORD, CT, January 9, 2020 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on December 31, 2019 (ex-date January 6, 2020).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2019 (MTD)		Year-to-date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.052	41.2%	$0.052	41.2%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.074	58.8%	0.074	58.8%
Total Distribution	$0.126	100.0%	$0.126	100.0%
(1)	YTD December 1, 2019 to November 30, 2020.

December 31, 2019
Average Annual Total Return on NAV for the 5-year period (2)	6.16%
Current Fiscal YTD Annualized Distribution Rate (3)	11.37%
YTD Cumulative Total Return on NAV (4)	2.07%
YTD Cumulative Distribution Rate (5)	0.95%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Multi-Sector Income Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip:  92829B101

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Multi-Sector Income Fund

Section 19(a) Notice

HARTFORD, CT, February 21, 2020 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on February 13, 2020 (ex-date February 12, 2020).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2020 (MTD)		Year-to-date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.048	38.4%	$0.100	39.8%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.078	61.6%	0.152	60.2%
Total Distribution	$0.126	100.0%	$0.252	100.0%
(1)	YTD December 1, 2019 to November 30, 2020.

January 31, 2020
Average Annual Total Return on NAV for the 5-year period (2)	6.46%
Current Fiscal YTD Annualized Distribution Rate (3)	11.28%
YTD Cumulative Total Return on NAV (4)	3.92%
YTD Cumulative Distribution Rate (5)	1.88%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Multi-Sector Income Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip:  92829B101

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Multi-Sector Income Fund

Section 19(a) Notice

HARTFORD, CT, March 19, 2020 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on March 12, 2020 (ex-date March 11, 2020).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2020 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.046	36.2%	$0.146	38.6%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.080	63.8%	0.232	61.4%
Total Distribution	$0.126	100.0%	$0.378	100.0%
(1)	Fiscal year starts December 1, 2019

February 28, 2020
Average Annual Total Return on NAV for the 5-year period (2)	5.41%
Current Fiscal YTD Annualized Distribution Rate (3)	11.58%
Fiscal YTD Cumulative Total Return on NAV (4)	2.16%
Fiscal YTD Cumulative Distribution Rate (5)	2.89%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Global Multi-Sector Income Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip:  92829B101

# # #

Virtus Global Multi-Sector Income Fund

Section 19(a) Notice

HARTFORD, CT, April 20, 2020 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on April 13, 2020 (ex-date April 9, 2020).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2020 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.042	33.6%	$0.188	37.3%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.084	66.4%	0.316	62.7%
Total Distribution	$0.126	100.0%	$0.504	100.0%
(1)	Fiscal year starts December 1, 2019

March 31, 2020
Average Annual Total Return on NAV for the 5-year period (2)	1.70%
Current Fiscal YTD Annualized Distribution Rate (3)	14.04%
Fiscal YTD Cumulative Total Return on NAV (4)	-14.51%
Fiscal YTD Cumulative Distribution Rate (5)	4.68%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Global Multi-Sector Income Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip:  92829B101

# # #

Virtus Global Multi-Sector Income Fund

Section 19(a) Notice

HARTFORD, CT, May 18, 2020 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.126 per share to shareholders of record at the close of business on May 11, 2020 (ex-date May 8, 2020).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2020 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.044	35.3%	$0.233	36.9%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.082	64.7%	0.397	63.1%
Total Distribution	$0.126	100.0%	$0.630	100.0%
(1)	Fiscal year starts December 1, 2019

April 30, 2020
Average Annual Total Return on NAV for the 5-year period (2)	2.14%
Current Fiscal YTD Annualized Distribution Rate (3)	13.52%
Fiscal YTD Cumulative Total Return on NAV (4)	-10.13%
Fiscal YTD Cumulative Distribution Rate (5)	5.64%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Global Multi-Sector Income Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip:  92829B101

# # #